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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8-K-A


                           AMENDMENT TO CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                          Date of Report: June 10, 1997


                             RENAL CARE GROUP, INC.
             (Exact name of registrant as specified in its charter)



 Delaware                         0-27640                        62-1622383
 (State or other                (Commission                     (IRS Employer
 jurisdiction of                File Number)                 Identification No.)
 incorporation)


            2100 West End Ave., Suite 800, Nashville, Tennessee 37203 (Address, including zip code, of principal executive offices)

                                 (615) 321-2333
              (Registrant's telephone number, including area code)



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                                 AMENDMENT NO. 1

         The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K dated March 27, 1997, as set forth in the pages attached hereto:

         Item 7.  Financial Statements and Exhibits.

         (a)  Financial Statements of Business Acquired

                  (i) Audited Financial Statements of Indiana Dialysis
                      Services, P.C., et al at December 31, 1996 and for the year then ended.

         (b)  Pro Forma financial information

                  (i) Unaudited Pro Forma Combined Balance Sheet and related notes of Renal Care Group, Inc. as of December 31, 1996

                 (ii) Unaudited Pro Forma Combined Income Statement and related notes of Renal Care Group, Inc. for the year ended December 31, 1996

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on behalf of the undersigned, thereunto duly authorized.


                                    RENAL CARE GROUP, INC.
                                    (Registrant)


                                    By: /s/ Ronald Hinds
                                        --------------------------------------
                                    Title:  Executive Vice President and Chief
                                            Financial Officer

Dated:  June 10, 1997



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                             RENAL CARE GROUP, INC.

                                INDEX TO EXHIBITS

Exhibit                                                                            Page
Number                       Description of Exhibit                               Number
-------                      ----------------------                               ------
99.1     Audited Financial Statements of Indiana Dialysis Services, P.C. et al.    F-1
         Unaudited Pro Forma Combined Balance Sheet and related notes of Renal
         Care Group, Inc.                                                          F-13
         Unaudited Pro Forma Combined Income Statement and related notes of
         Renal Care Group, Inc.                                                    F-15